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                                       EXHIBIT 10.27



                                AMENDMENT AND WAIVER
                                --------------------

              AMENDMENT AND WAIVER, dated as of October 22, 1993 (this "Amendment") among UNC INCORPORATED, a Delaware corporation (the "Company"), AIRWORK CORPORATION, a Delaware corporation ("Airwork"; together with the Company, the "Borrowers"), UNC HOLDINGS INC., a Delaware corporation ("Holdings"), the several banks and other financial institutions from time to time parties to the Credit Agreement described below (the "Banks") and CHEMICAL BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").


                                W I T N E S S E T H :

                                - - - - - - - - - -
              WHEREAS, the Borrowers, the Banks and the Agent are parties to a certain Second Amended and Restated Credit
Agreement, dated as of July 24, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement");

              WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended and waived as set forth herein; and

              WHEREAS, the Banks and the Agent are willing to agree to the requested amendments and waivers, but only upon the terms and conditions set forth herein;

              NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement are used herein as so defined. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

                     2. Waiver of Subsection 6.6. The Agent and the Banks hereby waive the provisions of subsection 6.6 of the
Credit Agreement to the extent and only to the extent
necessary to permit the Company to acquire Lear Siegler
Management Services, Inc.
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                     3.     Amendment to Subsection 2.17.  Subsection
2.17 of the Credit Agreement is hereby amended by deleting the dollar amount "$10,000,000" in clause (a) therein and substituting in lieu thereof the dollar amount "$20,000,000".

                     4. Representations and Warranties. On the Effective Date (as defined below), the Company hereby confirms that the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, except for those representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

                     5.     Effectiveness.  This Amendment shall
become effective as of the date first written above (the
"Effective Date") upon receipt by the Agent of counterparts of this Amendment duly executed by the Company and the Required
Banks.

                     6.     Continuing Effect; No Other Amendments or
Waivers.   Except as expressly amended and waived hereby, all
of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Agent's or the Banks' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Waiver).

                     7. Expenses. The Company agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

                     8.     Counterparts.  This Amendment may be
executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                     9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.
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              IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


UNC INCORPORATED

By:  /s/ Gregory M. Bubb
    -----------------------------
    Title:  Vice President & Treasurer


AIRWORK CORPORATION

By:  /s/ Gregory M. Bubb
    ----------------------------
    Title:  Treasurer


UNC HOLDINGS INC.

By:  /s/ Gregory M. Bubb
      ----------------------------
    Title:  Treasurer


CHEMICAL BANK
  as Agent and as a Bank

By:  /s/ John D. Mindnich
      -----------------------------
    Title:  Vice President


CONTINENTAL BANK, N.A.

By:  /s/ Adam Balbach
    ----------------------------
    Title:  Vice President


NATIONSBANK OF NORTH CAROLINA, N.A.

By:  /s/ Robert Gillison
    ----------------------------
     Title:  Vice President